UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2012

Wolverine World Wide, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-06024	38-1185150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive Rockford, Michigan		49351
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 6, 2012, Blake W. Krueger, the Chairman, Chief Executive Officer and President of Wolverine World Wide, Inc. (the “Company”), and Donald T. Grimes, the Senior Vice President, Chief Financial Officer and Treasurer of the Company, are presenting at the Goldman Sachs 2012 Global Retailing Conference in New York, New York. The presentation materials are attached as Exhibit 99.1 to this Form 8-K. The presentation is scheduled to begin at 2:35 p.m. Eastern Time, and will be available via live webcast at the Company’s website, www.wolverineworldwide.com. Replays of the presentation will be available at www.wolverineworldwide.com until October 1, 2012.

This Form 8-K, Exhibit 99.1 and the content of the webcast presentation referenced in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Goldman Sachs 2012 Global Retailing Conference Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2012	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ R. Paul Guerre
R. Paul Guerre General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Document
99.1	Goldman Sachs 2012 Global Retailing Conference Presentation

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